As filed with the Securities and Exchange Commission on July 22, 1996
                                                     Registration No. 33-_______

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                           --------------------------

                           MEDICAL STERILIZATION, INC.
             (Exact name of registrant as specified in its charter)

           New York                                     11-2621408
- -------------------------------            -------------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

                   225 Underhill Boulevard, Syosset, NY 11791
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 1996 STOCK PLAN
                                 ---------------
                            (Full title of the plan)

                           --------------------------

                               D. MICHAEL DEIGNAN
                      President and Chief Executive Officer
                           MEDICAL STERILIZATION, INC.
                             225 Underhill Boulevard
                                Syosset, NY 11791
                                 (516) 496-8822
             (Name, address including zip code and telephone number,
                   including area code, of agent for service)

                           --------------------------

                                    Copy to:

                                STEVEN C. BROWNE
                         Testa, Hurwitz & Thibeault, LLP
                                High Street Tower
                                 125 High Street
                                Boston, MA 02110
                                 (617) 248-7000

================================================================================


                                          CALCULATION OF REGISTRATION FEE
======================================================================================================================
                                                           Proposed              Proposed
          Title of                                         Maximum                Maximum
         Securities                      Amount            Offering              Aggregate             Amount of
            to be                        to be            Price Per              Offering             Registration
         Registered                    Registered           Share                  Price                   Fee
- ----------------------------------------------------------------------------------------------------------------------
1996 STOCK PLAN
Common Stock, $.01 par value      500,000 shares           $2.063 (1)    $1,031,500 (1)              $355.69
======================================================================================================================
(1)  The price of $2.063 per share,  which is the average of the bid and ask prices  reported  on the Nasdaq  Bulletin
     Board on July 15, 1996, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(c).
======================================================================================================================

                                       2


                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


Item 1.  Plan Information.
         -----------------

         The documents containing the information specified in this Item 1 will be sent or given to employees, directors or others as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission") and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

Item 2.  Registrant Information and Employee Plan Annual Information.
         ------------------------------------------------------------

         The documents containing the information specified in this Item 2 will be sent or given to employees as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.
         ----------------------------------------

         The following documents filed with the Commission are incorporated by reference in this Registration Statement:

         (a) Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995, as filed on or about March 29, 1996 and Registrant's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996, as filed on or about May 14, 1996 pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

                                       3


Item 4.  Description of Securities.
         --------------------------

         Not applicable.

Item 5.  Interest of Named Experts and Counsel.
         --------------------------------------

         Not applicable.

Item 6.  Indemnification of Directors and Officers.
         ------------------------------------------

         The New York Business Corporation Law and the Registrant's Amended and Restated By-Laws provide for indemnification of the Registrant's directors and officers for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith, for a purpose which the indemnitee reasonably believed in, or not opposed to, the best interests of the Registrant, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. Reference is made to the Registrant's Amended and Restated By-Laws filed as Exhibit 3.4 to the Registrant's Annual Report on Form 10-KSB filed March 29, 1996 and incorporated herein by reference.

         The Registrant maintains directors and officers liability insurance for the benefit of its directors and certain of its officers.

Item 7.  Exemption From Registration Claimed.
         ------------------------------------

         Not applicable.

Item 8.  Exhibits
         --------

         Exhibit No.       Description of Exhibit
         -----------       ----------------------

         Exhibit 4.1 Specimen certificate representing the Common Stock of the Registrant.

         Exhibit 4.2 Amended and Restated Certificate of Incorporation of the Registrant.

         Exhibit 4.3 Amended and Restated By-laws of the Registrant, (filed as Exhibit 3.4 to Registrant's Annual Report on Form 10-KSB as filed on March 29, 1996 and incorporated herein by reference).

         Exhibit 4.4 1996 Stock Plan (filed as Exhibit 10.2 to Registrant's Annual Report on Form 10-KSB as filed on March 29, 1996 and incorporated herein by reference).

         Exhibit 4.5 Form of Incentive Stock Option Agreement under the 1996 Stock Plan of the Registrant.

                                       4



         Exhibit 4.6 Form of Non-Qualified Stock Option Agreement under the 1996 Stock Plan of the Registrant.

         Exhibit 5.1       Opinion of Testa, Hurwitz & Thibeault, LLP.

         Exhibit 23.1      Consent of Coopers & Lybrand L.L.P.

         Exhibit 23.2 Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1).

         Exhibit 24.1 Power of Attorney (included as part of the signature page to this Registration Statement).

Item 9.  Undertakings.
         -------------

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      To  include  any   prospectus   required  by
                                    Section  10(a)(3) of the  Securities  Act of
                                    1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                           provided,  however,  that  paragraphs  (a)(1)(i)  and
                           (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                       5



                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                       6



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Medical Sterilization, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Syosset, State of New York, on this 22nd day of July, 1996.

                           MEDICAL STERILIZATION, INC.



                           By: /s/ D. MICHAEL DEIGNAN
                               -------------------------------------------------
                               D. Michael Deignan
                               President and Chief Executive Officer





                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, D. Michael Deignan and Paul V. Rossi his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



        Signature                                       Title                                         Date
        ---------                                       -----                                         ----
/s/ D. MICHAEL DEIGNAN                           President, Chief Executive                       July 22, 1996
- ----------------------------------------         Officer and Director
D. Michael Deignan                               (Principal Executive Officer)


/s/ PAUL V. ROSSI                                Treasurer and Chief Financial Officer            July 22, 1996
- ----------------------------------------         (Principal Financial and Accounting
Paul V. Rossi                                    Officer)


/s/ HARVEY COHEN                                 Director and Secretary                           July 22, 1996
- ----------------------------------------
Harvey Cohen

/s/JOHN R. HOOVER                                Director                                         July 22, 1996
- ----------------------------------------
John R. Hoover

/s/ KENNETH W. RIND                              Director                                         July 22, 1996
- ----------------------------------------
Kenneth W. Rind

/s/ KENNARD H. MORGANSTERN                       Director                                         July 22, 1996
- ----------------------------------------
Kennard H. Morganstern

/s/ WILLIAM R. LONERGAN                          Director                                         July 22, 1996
- ----------------------------------------
William R. Lonergan

/s/ FORREST R. WHITTAKER                         Director                                         July 22, 1996
- ----------------------------------------
Forrest R. Whittaker



                                INDEX TO EXHIBITS



Exhibit                                        Description of Exhibit
- -------                                        ----------------------
Exhibit 4.1           Specimen certificate representing the Common Stock of the Registrant.

Exhibit 4.2           Certificate of Amendment of Restated Certificate of Incorporation of the
                      Registrant.

Exhibit 4.3           Amended and Restated By-laws of the Registrant, (filed as Exhibit 3.4 to
                      Registrant's Annual Report on Form 10-KSB as filed on March 29, 1996 and incorporated herein by reference).

Exhibit 4.4           1996 Stock Plan (filed as Exhibit 10.2 to Registrant's Annual Report on
                      Form 10-KSB as filed on March 29, 1996 and incorporated herein by reference).

Exhibit 4.5           Form of Incentive Stock Option Agreement under the 1996 Stock Plan of the Registrant.

Exhibit 4.6           Form of Non-Qualified Stock Option Agreement under the 1996 Stock Plan of the Registrant.

Exhibit 5.1           Opinion of Testa, Hurwitz & Thibeault, LLP.

Exhibit 23.1          Consent of Coopers & Lybrand L.L.P.

Exhibit 23.2          Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1).

Exhibit 24.1          Power of Attorney (included as part of the signature page to this
                      Registration Statement).